Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    July 31, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	9/6/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    July 1, 2017 to July 31, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$4,434,789.55	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	932,317.05		17,379,722.56
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$932,317.05		$17,379,722.56

3.	Cash Disbursements
	Operations	855,168.40		20,730,230.37
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	12,390.79		1,897,314.37
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		36,063.18

	Total Cash Disbursements	$867,559.19		$22,917,929.52

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	64,757.86		(5,538,206.96)

5.	Ending Cash Balance (to Form 2-C)	$4,499,547.41	(2)	$4,499,547.41	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	4,135,256.03

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	174,005.13

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$4,499,547.41	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    July 1, 2017 to July 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
7/6/2017	Warren Resources, Inc.	Joint interest billing reimbursement	$53,426.52
7/6/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	690.22
7/6/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	67.96
7/6/2017	HHE - AS - 2005	Joint interest billing reimbursement	12.88
7/6/2017	Jackal Oil Company	Joint interest billing reimbursement	6.44
7/6/2017	Zavanna, LLC	Revenue - non-operated properties	1,091.24
7/6/2017	BreitBurn Operating LP	Revenue - non-operated properties	6,053.54
7/6/2017	Statoil Oil & Gas LP	Revenue - non-operated properties	200.00
7/6/2017	Peak Powder River Resoures LLC	Revenue - non-operated properties	130.58
7/6/2017	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	929.70
7/6/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	776.35
7/6/2017	Hilcorp Energy Company	Revenue - non-operated properties	1,035.27
7/12/2017	Mike Bonds	Joint interest billing reimbursement	20.70
7/12/2017	Thunder Oil and Gas	Joint interest billing reimbursement	4.83
7/12/2017	Oasis Petroleum North America	Revenue - non-operated properties	1,060.69
7/14/2017	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	129.00
7/14/2017	Sunshine Valley Petroleum Corp	Revenue - non-operated properties	307.46
7/20/2017	XTO Energy	Revenue - non-operated properties	5,102.94
7/21/2017	EOG Resources, Inc.	Revenue - non-operated properties	69.90
7/21/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	24.12
7/21/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	20.94
7/24/2017	Oasis Petroleum North America	Revenue - non-operated properties	4,470.77
7/25/2017	Warren Resources, Inc.	Joint interest billing reimbursement	61,819.57
7/25/2017	ConocoPhillips Company	Revenue - non-operated properties	19,711.87
7/25/2017	Shell Trading	Revenue - operated properties	17,600.05
7/25/2017	XTO Energy	Revenue - non-operated properties	769.45
7/28/2017	Eighty-Eight Oil LLC	Revenue - non-operated properties	168.26
7/28/2017	XTO Energy	Revenue - non-operated properties	890.87
7/28/2017	Insurance Brokerage Antitrust	Miscellaneous receipt	50.00
7/31/2017	Summit Energy LLC	Revenue - operated properties	755,652.77

		Total Cash Receipts	$932,294.89	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    July 1, 2017 to July 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

7/31/2017	ANB Bank	July 2017 interest	22.16

		Total Cash Receipts - Operations	$22.16	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    July 1, 2017 to July 31, 2017

CASH DISBURSEMENTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
7/7/2017	47018	C&B Sand & Gravel	Field operating expenses	$466.59
7/7/2017	47019	Cantorco, Inc.	General and administrative expenses	5,081.00
7/7/2017	47020	Cassidy Mikesell, D.B.A	Field operating expenses	375.00
7/7/2017	47021	Drummond Refrigeration LLC	Field operating expenses	2,132.11
7/7/2017	47022	GTT Communications, Inc	General and administrative expenses	755.33
7/7/2017	47023	Onsager | Fletcher |	Legal fees - Debtor	12,390.79
7/7/2017	47024	Patrick R. Sheehan	Field operating expenses	700.00
7/7/2017	47025	Rocky Mountain Power	Field operating expenses	128,055.09
7/7/2017	47026	Union Telephone Company	Field operating expenses	941.28
7/7/2017	47027	Winchester Well Service, Inc.	Field operating expenses	25,074.32
7/7/2017	47028	Wyoming Dpt - Enivron Quality	General and administrative expenses	500.00
7/13/2017	47029	361 Services Inc	General and administrative expenses	10,920.00
7/13/2017	47030	Adam Fenster	Employee expense reimbursement	1,507.34
7/13/2017	47031	All American Records	General and administrative expenses	183.73
7/13/2017	47032	Alsco	Field operating expenses	619.56
7/13/2017	47033	Alyssa Beard	Employee expense reimbursement	40.00
7/13/2017	47034	Baggs Testing & Rental Inc.	Field operating expenses	4,740.03
7/13/2017	47035	CSI Compressco Sub Inc.	Field operating expenses	12,108.78
7/13/2017	47036	Compuforms Data Products	General and administrative expenses	185.28
7/13/2017	47037	Culligan, Inc.	General and administrative expenses	32.33
7/13/2017	47038	Homax Oil Sales Inc.	Field operating expenses	1,432.80
7/13/2017	47039	KLX Energy Services LLC	Field operating expenses	5,204.60
7/13/2017	47040	Konica Minolta	General and administrative expenses	616.31
7/13/2017	47041	Manager of Finance	General and administrative expenses	12.00
7/13/2017	47042	Office of State Lands & Invest	Payment of royalties/overrides	5,842.01
7/13/2017	47043	Oil & Gas Conservation Comm.	Production taxes	382.10
7/13/2017	47044	PDS Energy Information Inc.	General and administrative expenses	161.44
7/13/2017	47045	Powder River Energy Group	Field operating expenses	296.61
7/13/2017	47046	REDDOG Systems Inc.	General and administrative expenses	1,089.00
7/13/2017	47047	Rawlins Automotive, Inc.	Field operating expenses	36.59
7/13/2017	47048	Ron's Contract Pumping Serv.	Field operating expenses	603.00
7/13/2017	47049	Sky Blue Enterprises, Inc.	Field operating expenses	841.38
7/13/2017	47050	Tin Boy Garage, LLC	Field operating expenses	21.20
7/13/2017	47051	Verizon Wireless	Field operating expenses	80.49
7/13/2017	47052	Winchester Well Service, Inc.	Field operating expenses	14,303.14
7/13/2017	47053	ZOCO Unlimited, Inc.	Field operating expenses	750.00
7/20/2017	47054	Best Western CottonTree	General and administrative expenses	475.16
7/20/2017	47055	Calibration Tech. & Supply Inc	Field operating expenses	48.26
7/20/2017	47056	Complete Energy Services, Inc.	Field operating expenses	850.00

7/20/2017	47057	DJ'S Glass	Field operating expenses	257.79
7/20/2017	47058	Davis Family Inc.	Field operating expenses	518.83
7/20/2017	47059	Emtech Inc.	Field operating expenses	8,490.52
7/20/2017	47060	Kel-Tech, Inc.	Field operating expenses	15,892.71
7/20/2017	47061	Marlin Oil Co., LLC	Field operating expenses	10,216.50
7/20/2017	47062	NOV Process & Flow	Field operating expenses	19,588.80
7/20/2017	47063	Norco, Inc	Field operating expenses	97.93
7/20/2017	47064	PayFlex Systems USA, Inc.	General and administrative expenses	100.00
7/20/2017	47065	Shelco	Field operating expenses	1,726.51
7/20/2017	47066	Skyline Motors Inc.	Field operating expenses	111.40
7/20/2017	47067	U. S. Trustee	US Trustee fees	10,402.14
7/27/2017	47068	361 Services Inc	General and administrative expenses	13,791.00
7/27/2017	47069	Alsco	Field operating expenses	333.83
7/27/2017	47070	Anadarko E&P Onshore LLC	Joint interest billing payment	2,621.95
7/27/2017	47071	Bayswater Exploration & Prod	Joint interest billing payment	4.62
7/27/2017	47072	BreitBurn Operating LP	Joint interest billing payment	3,852.96
7/27/2017	47073	Burlington Resources	Joint interest billing payment	30,325.92
7/27/2017	47074	C&B Sand & Gravel	Field operating expenses	941.96
7/27/2017	47075	Cantorco, Inc.	General and administrative expenses	4,601.00
7/27/2017	47076	Chaco Energy Co.	Joint interest billing payment	142.87
7/27/2017	47077	Complete Energy Services, Inc.	Field operating expenses	2,750.00
7/27/2017	47078	Computershare Trust Co, Inc.	General and administrative expenses	1,450.59
7/27/2017	47079	DNOW03	Field operating expenses	15,189.73
7/27/2017	47080	Davis Construction	Field operating expenses	600.50
7/27/2017	47081	EON Office	General and administrative expenses	304.44
7/27/2017	47082	GMT Exploration Comp. LLC	Joint interest billing payment	2,721.17
7/27/2017	47083	H2E Incorporated	Field operating expenses	21,529.95
7/27/2017	47084	Hilcorp Energy Company	Joint interest billing payment	1,309.05
7/27/2017	47085	Homax Oil Sales Inc.	Field operating expenses	1,193.30
7/27/2017	47086	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	18.05
7/27/2017	47087	Linn Energy LLC	Joint interest billing payment	58.60
7/27/2017	47088	Moncrief Royalty Account	Joint interest billing payment	896.83
7/27/2017	47089	Montex Drilling Company	Joint interest billing payment	2,082.29
7/27/2017	47090	NOV Process & Flow	Field operating expenses	3,180.00
7/27/2017	47091	Nathan Habel	Employee expense reimbursement	173.62
7/27/2017	47092	Neofirma, Inc.	General and administrative expenses	5,960.00
7/27/2017	47093	Oasis Petroleum North America	Joint interest billing payment	254.02
7/27/2017	47094	PMI, Inc.	General and administrative expenses	55.50
7/27/2017	47095	PRE Resources Rockies, L.P.	Joint interest billing payment	1,115.85
7/27/2017	47096	QEP Energy Company	Joint interest billing payment	28.45
7/27/2017	47097	RapidScale, Inc.	Field operating expenses	500.00
7/27/2017	47098	Roberto Lopez-Zaragoza	Employee expense reimbursement	232.00
7/27/2017	47099	Rosemont WTC Denver	General and administrative expenses	8,229.45
7/27/2017	47100	SP Plus Corporation	General and administrative expenses	1,710.00
7/27/2017	47101	Statoil Oil & Gas LP	Joint interest billing payment	2,696.77
7/27/2017	47102	Summit Scientific	Field operating expenses	680.00
7/27/2017	47103	Support.com, Inc.	General and administrative expenses	2,112.00
7/27/2017	47104	Sweetwater County Solid	Field operating expenses	75.00
7/27/2017	47105	URBAN OIL & GAS GROUP, LLC	Joint interest billing payment	980.74
7/27/2017	47106	WESTERN SUBSURFACE LLC	Field operating expenses	700.00
7/27/2017	47107	Warren Energy Services	Gathering and transportation fees	68,974.39
7/27/2017	47108	Warren Resources, Inc.	Joint interest billing payment	184,593.37

7/27/2017	47109	Zedi	Field operating expenses	1,796.84
7/3/2017	debit card	CED Inc.	Field operating expenses	651.90
7/5/2017	debit card	Towne Park	General and administrative expenses	722.99
7/11/2017	debit card	Standard Plumbing	Field operating expenses	35.71
7/17/2017	debit card	PayFlex Systems USA, Inc.	General and administrative expenses	29.95
7/18/2017	debit card	UPS	Field operating expenses	45.51
7/19/2017	debit card	CED Inc.	Field operating expenses	194.47
7/20/2017	debit card	Microsoft	General and administrative expenses	113.00
7/21/2017	debit card	Avis Car Rental	General and administrative expenses	144.38
7/24/2017	debit card	CED Inc.	Field operating expenses	293.87
7/25/2017	ACH	Wyoming Depart of Revenue	Production taxes	45,803.88
7/25/2017	debit card	UPS	Field operating expenses	53.19
7/28/2017	debit card	Start Meeting	General and administrative expenses	34.88
7/31/2017	debit card	Comcast	General and administrative expenses	141.00
7/11/2017	ACH	Co-Advantage	Payroll 7.14.17	60,788.05
7/25/2017	ACH	Co-Advantage	Payroll 7.28.17	60,480.02

			Total Cash Disbursements - Operating	$867,559.19	(1)

			Total Cash Disbursements	$867,559.19

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    July 31, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$4,499,547	$10,037,754
Accounts Receivable (from Form 2-E)		1,331,317	1,843,543
Receivable from Officers, Employees, Affiliates		(682,403)	408,716
Inventory		2,278,631	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,642	303,393
	Prepaid expenses and deposits	257,092	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$7,967,826	$15,501,971

Fixed Assets (at cost):
Land		$1,169,043	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,737,409	166,099,098
Total Fixed Assets		167,906,452	167,268,109
Less: Accumulated Depreciation		(121,042,909)	(107,050,551)
Net Fixed Assets		$46,863,543	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$60,308,371	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,008,315	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		262,105	-
Post-petition Taxes Payable (from Form 2-E)		842,941	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	392,479	-
	Other accrued liabilities and expenses	1,061,532	-
Total Post Petition Liabilities		3,567,372	$2,548

Pre Petition Liabilities:
Secured Debt		41,099,202	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,705,434	11,429,928
Total Pre Petition Liabilities		51,915,915	54,482,954

TOTAL LIABILITIES		$55,483,287	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(21,780,826)	-
TOTAL OWNERS' EQUITY		$4,825,084	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$60,308,371	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    July 1, 2017 to July 31, 2017

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$750,969	$15,014,042
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$750,969	$15,014,042

Cost of Goods Sold	691,813	15,935,879

Gross Profit	$59,156	$(921,837)

Operating Expenses:
Officer Compensation	$18,462	$783,539
Selling, General and Administrative	32,748	2,016,095
Rents and Leases	8,229	188,098
Depreciation, Depletion and Amortization	681,414	13,992,360
Other (list):	0	0
	0	0

Total Operating Expenses	$740,853	$16,980,092

Operating Income (Loss)	$(681,697)	$(17,901,929)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	70	4,618
Interest Expense	(51,460)	(1,337,187)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(51,390)	$(1,549,691)

Reorganization Expenses
Legal and Professional Fees	$29,370	$2,257,254
Other Reorganization Expense	10,400	71,952

Total Reorganization Expenses	$39,770	$2,329,206

Net Income (Loss) Before Income Taxes	$(772,857)	$(21,780,826)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(772,857)	$(21,780,826)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    July 1, 2017 to July 31, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	13,877	(13,877)	$ -
Employee FICA taxes withheld	$ -	7,121	(7,121)	$ -
Employer FICA taxes	$ -	7,333	(7,333)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	2,234	(2,234)	$ -
Local
Personal property taxes	$ 663,475	56,070		$ 719,545
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 119,744	49,897	(46,245)	$ 123,396
			Total unpaid post-petition taxes	$ 842,941
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2018	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	7/6/2018	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	10/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	10/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	10/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    July 1, 2017 to July 31, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				45,322	45,322
Post-petition receivables	1,201,363	965	1,085	82,582	1,285,995
Total	1,201,363	965	1,085	127,904	1,331,317

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	483,362	48,690	37,935	438,328	1,008,315
Other Payables
Total	483,362	48,690	37,935	438,328	1,008,315

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$10,002	($12,391)		$119,357
Counsel for Unsecured
Creditors' Committee					$60,134
Trustee's Counsel
Accountant					$4,625
Creditor Counsel	$190,286	$3,648			$29,492
Creditor Advisors		$15,722			$41,948
Other:		$174			$6,549
Total	$190,286	$29,546	($12,391)		$262,105
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 7/14, 7/28		18,462
Adam Fenster	Chief Financial Officer		Employee expense reimbursement		1,507

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           July 31, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$857,879
February	2017		$ 997,200
March	2017		$ 1,118,447

TOTAL 1st Quarter			$ 2,973,527	$ 9,750	46740	April 20, 2017

April	2017		$ 1,287,849
May	2017		$ 713,750
June	2017		$ 1,664,908

TOTAL 2nd Quarter			$ 3,666,507	$ 10,400	47067	July 20, 2017

July	2017		$ 867,559
August	2017
September	2017

TOTAL 3rd Quarter			$ 867,559

October	2017
November	2017
December	2017

TOTAL 4th Quarter

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$325		$1,000,000 to $1,999,999....................		$6,500
$15,000 to $74,999.............		$650		$2,000,000 to $2,999,999...................		$9,750
$75,000 to $149,999.............		$975		$3,000,000 to $4,999,999.....................		$10,400
$150,000 to $224,999.........		$1,625		$5,000,000 to $14,999,999 …….		$13,000
$225,000 to $299,999..........		$1,950		$15,000,000 to $29,999,999….		$20,000
$300,000 to $999,999.........................		$4,875		$30,000,000 or more		$30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    July 31, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from July 1st through July 31st, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets.

On July 26, 2017, the Debtor filed a motion for entry of orders to: 1) establish bidding and sale procedures, 2) establish procedures related to the assumption and assignment of certain executory contracts and unexpired leases, 3) approve the sale of assets, and 4) grant related relief. The Debtor also filed a motion to shorten notice to 12 days for items 1) and 2) above. The procedures currently provide for an auction for the sale of substantially all of the Debtor’s assets to be held on August 28, 2017. On July 27, 2017, the Court granted the Debtor’s motion to shorten notice to 12 days, or August 7, 2017, and set a hearing for August 15, 2017 in the event objections to the bid procedures motion are raised.

Other significant events after the close of the reporting period:

The trial for the pending case of Alan Eugene Humphrey and Wyoming GTL, LLC, v. Escalera Resources Co., United States District Court for the District of Colorado Case No. 15-cv-00769 was held during the week of August 7th, 2017.  In this case, the Debtor sought reimbursement of $1,352,000 from the Plaintiffs for advances made during 2014 and 2015 under a letter agreement with the Plaintiffs dated May 30, 2014.  The jury awarded the Debtor $676,000, or half of the amount being sought. Additionally, the jury awarded Alan Eugene Humphrey the option to rescind the $500,000 of the Debtor’s common stock he purchased in 2014. The Debtor is currently awaiting entry of judgement and will then evaluate how it would like to proceed with this matter.

The Debtor was unable to secure a stalking horse bidder by the hearing scheduled for August 15, 2017. As a result, the Court permitted the Debtor to submit a stalking horse bid with a signed purchase and sale agreement by August 29. Since the Debtor was unable to do so, it withdrew the bid procedures motion with the view toward refiling a similar motion if and when it had agreement with a stalking horse bidder. The Debtor currently anticipates refiling a motion in the next few weeks.

Rev. 1/15/14